UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2016

PAYBOX CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward BoulevardSuite 1550 Fort Lauderdale, Florida (Address of Principal Executive Offices)	33394 (Zip Code)

Registrant’s telephone number, including area code: (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As disclosed in the current report on Form 8-K of Paybox Corp (the “Company”) filed with the Commission on September 26, 2016, effective as of the date thereof, the Company changed its name from “Direct Insite Corp.” to “Paybox Corp” by amending its Certificate of Incorporation.
The Company’s name change became effective with the Financial Industry Regulatory Authority, Inc. (“FINRA”) on November 14, 2016, and the Company’s common stock began quotation on the OTCQB under the new name and a new trading symbol, “PBOX”.
On November 14, 2016, the Company issued a press release announcing the symbol change. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Press release dated November 14, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Paybox Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PAYBOX CORP

Dated: November 14, 2016	By:	/s/ Lowell Rush
Lowell Rush
Chief Financial Officer

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